Exhibit 99.1

Contacts:

Media: Anna Vue	Investors/Analysts: Bob Blair
avue@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-716-4879

Infinera Corporation Reports Fourth Quarter and Fiscal Year 2011 Financial Results

Sunnyvale, CA, February 2, 2012 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical communications systems, today released financial results for the fourth quarter and fiscal year ended December 31, 2011.

GAAP revenues for the quarter were $112.0 million compared to $104.0 million in the third quarter of 2011 and $117.1 million in the fourth quarter of 2010.

GAAP gross margins for the quarter were 40% compared to 39% in the third quarter of 2011 and 49% in the fourth quarter of 2010. GAAP net loss for the quarter was $(19.4) million, or $(0.18) per share, compared to net loss of $(21.8) million, or $(0.21) per share, in the third quarter of 2011 and a net loss of $(2.7) million, or $(0.03) per share, in the fourth quarter of 2010.

Non-GAAP gross margins for the quarter were 42% compared to 41% in the third quarter of 2011 and 51% in the fourth quarter of 2010. Non-GAAP net loss for the quarter was $(6.7) million, or $(0.06) per diluted share, compared to net loss of $(9.2) million, or $(0.08) per diluted share in the third quarter of 2011 and net income of $7.6 million, or $0.07 per diluted share, in the fourth quarter of 2010. These Non-GAAP measures exclude non-cash stock-based compensation expenses and restructuring and other related costs.

GAAP revenues for the year were $404.9 million compared to $454.4 million in 2010.

GAAP gross margins for the year were 41% compared to 45% in 2010. GAAP net loss for the year was $(81.7) million, or $(0.78) per share compared to $(27.9) million, or $(0.28) per share in 2010.

Non-GAAP gross margins for the year were 43% compared to 47% in 2010. Non-GAAP net loss for the year was $(31.7) million or $(0.29) per diluted share in 2011, compared to net income of $22.4 million or $0.21 per diluted share in 2010. These Non-GAAP measures exclude non-cash stock-based compensation expenses and restructuring and other related costs.

Management Commentary on Q4

“Our fourth quarter revenue performance was higher than our expectations, and reflects continued solid demand from customers for Infinera’s unique digital optical networks including cable, Tier One and bandwidth wholesale service providers,” said Tom Fallon, president and chief executive officer. “We benefitted from unanticipated year-end budget spending by a number of customers and were able to execute to our disaster recovery process following the historic flooding in Thailand.”

The company reported these additional fourth quarter highlights:

•	Achievement of its first 40G revenue, addressing demand from key customers;

•	Two cable companies among the top 5 customers, including one in excess of 10% of revenue;

•	A Tier One customer among the top five for the second consecutive quarter;

•	The addition of five new customers for a total of 16 during 2011 and 98 overall; and

•	36 network customers to date – customers who have purchased multiple products across multiple applications.

DTN-X Update

The company indicated that the development of its recently launched DTN-X remains on track with trials in Q1, expected volume production starting in Q2 and initial revenue recognition expected for the second half of calendar year 2012. Four lab trials with Tier One carriers have been scheduled in Q1 2012, and the company is in the process of preparing for the production ramp of the product.

“Customer interest in our new DTN-X since its launch has been very strong,” said Fallon. “We believe this interest is in recognition of the unique advantage that Infinera’s integrated platform brings to market – the only platform offering integrated DWDM and OTN switching functionality without compromise.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its fourth quarter and fiscal year 2011 results and first quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-925-5459. International parties can access the replay at 1-203-369-3851.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding the development and production of, the expected revenue from, the customer interest in, the integration and functionality of our DTN-X product. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include unexpected delays in the development or production of the DTN-X product, decisions by Tier One carriers or others to delay lab trials of the product, changes in the marketplace that would affect customer demand for the product, as well as our general ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general, political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 1, 2011, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our fourth quarter and fiscal year 2011 results, including an estimate of non-GAAP earnings for the first quarter of 2012 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 25, 2010	December 31, 2011	December 25, 2010
Revenue:
Product	$93,025	$102,255	$349,468	$401,578
Ratable product and related support and services	593	1,417	3,176	6,155
Services	18,391	13,461	52,233	46,619

Total revenue	112,009	117,133	404,877	454,352
Cost of revenue(1):
Cost of product	61,103	53,523	219,710	225,183
Cost of ratable product and related support and services	250	659	1,096	3,217
Cost of services	5,972	5,659	18,580	19,945
Restructuring and other credit related to cost of revenue	—	—	—	(182)

Total cost of revenue	67,325	59,841	239,386	248,163
Gross profit	44,684	57,292	165,491	206,189
Operating expenses(1):
Research and development	31,218	31,226	127,120	118,518
Sales and marketing	18,336	16,537	64,773	58,103
General and administrative	14,119	12,304	54,375	58,098
Restructuring and other costs (credit)	(129)	—	(129)	159

Total operating expenses	63,544	60,067	246,139	234,878
Loss from operations	(18,860)	(2,775)	(80,648)	(28,689)
Other income (expense), net:
Interest income	272	296	1,014	1,390
Other gain (loss), net	(216)	36	(419)	(316)

Total other income (expense), net	56	332	595	1,074
Loss before income taxes	(18,804)	(2,443)	(80,053)	(27,615)
Provision for income taxes	546	297	1,691	317

Net loss	$(19,350)	$(2,740)	$(81,744)	$(27,932)

Net loss per common share - basic and diluted	$(0.18)	$(0.03)	$(0.78)	$(0.28)

Weighted average shares used in computing net loss per common share - basic and diluted	106,893	101,654	105,432	99,380

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and twelve months ended December 31, 2011 and December 25, 2010:

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 25, 2010	December 31, 2011	December 25, 2010
Cost of revenue	$710	$740	$2,923	$2,598
Research and development	3,915	3,755	14,990	14,301
Sales and marketing	2,317	1,709	8,818	7,896
General and administration	4,481	2,715	18,502	19,903

	11,423	8,919	45,233	44,698
Cost of revenue - amortization from balance sheet*	1,307	1,455	4,924	5,637

Total stock-based compensation expense	$12,730	$10,374	$50,157	$50,335

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended					Twelve Months Ended
	December 31, 2011		September 24, 2011		December 25, 2010	December 31, 2011		December 25, 2010
Reconciliation of Gross Profit:
U.S. GAAP as reported	$44,684		$40,649		$57,292	$165,491		$206,189
Restructuring and other related costs (credit)(1)	—		—		—	—		(182)
Stock-based compensation(2)	2,017		2,209		2,195	7,847		8,235

Non-GAAP as adjusted	$46,701		$42,858		$59,487	$173,338		$214,242

Reconciliation of Gross Margin:
U.S. GAAP as reported	40%		39%		49%	41%		45%
Restructuring and other related costs (credit)(1)	—%		—%		—%	—%		—%
Stock-based compensation(2)	2%		2%		2%	2%		2%

Non-GAAP as adjusted	42%		41%		51%	43%		47%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$(18,860)		$(21,702)		$(2,775)	$(80,648)		$(28,689)
Restructuring and other related costs (credit)(1)	(129)		—		—	(129)		(23)
Stock-based compensation(2)	12,730		12,580		10,374	50,157		50,335

Non-GAAP as adjusted	$(6,259)		$(9,122)		$7,599	$(30,620)		$21,623

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(19,350)		$(21,806)		$(2,740)	$(81,744)		$(27,932)
Restructuring and other related costs (credit)(1)	(129)		—		—	(129)		(23)
Stock-based compensation(2)	12,730		12,580		10,374	50,157		50,335

Non-GAAP as adjusted	$(6,749)		$(9,226)		$7,634	$(31,716)		$22,380

Reconciliation of Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$(0.18)		$(0.21)		$(0.03)	$(0.78)		$(0.28)
Restructuring and other related costs (credit)(1)	—		—		—	—		—
Stock-based compensation(2)	0.12		0.12		0.11	0.48		0.51

Non-GAAP as adjusted	$(0.06)		$(0.09)		$0.08	$(0.30)		$0.23

Reconciliation of Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$(0.18)		$(0.21)		$(0.03)	$(0.78)		$(0.28)

Non-GAAP as adjusted	$(0.06	) *	$(0.08	) *	$0.07	$(0.29	) *	$0.21

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	106,893		106,264		101,654	105,432		99,380

Diluted	106,893		106,264		101,654	105,432		99,380

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	106,893		106,264		101,654	105,432		99,380

Diluted	110,018	*	108,885	*	108,393	108,770	*	104,622

*	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

(1)

Adjustment amount represents restructuring and other related costs (credit) recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

	Twelve Months Ended December 31, 2011	Twelve Months Ended December 25, 2010
	Operating Expenses	Cost of Revenue	Operating Expenses	Total
Severance and related expenses (credits)	$—	$(144)	$55	$(89)
Equipment and facility-related costs (credits)	(129)	(38)	—	(38)
Lease termination	—	—	104	104

Total	$(129)	$(182)	$159	$(23)

(2)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Twelve Months Ended
	December 31, 2011	September 24, 2011	December 25, 2010	December 31, 2011	December 25, 2010
Cost of revenue	$710	$722	$740	$2,923	$2,598
Research and development	3,915	3,745	3,755	14,990	14,301
Sales and marketing	2,317	2,216	1,709	8,818	7,896
General and administration	4,481	4,410	2,715	18,502	19,903

	11,423	11,093	8,919	45,233	44,698
Cost of revenue - amortization from balance sheet**	1,307	1,487	1,455	4,924	5,637

Total stock-based compensation expense	$12,730	$12,580	$10,374	$50,157	$50,335

**	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	December 31, 2011	December 25, 2010
ASSETS
Current assets:
Cash and cash equivalents	$94,458	$113,649
Short-term investments	101,296	168,013
Short-term restricted cash	—	1,856
Accounts receivable	80,616	75,931
Other receivables	1,346	4,420
Inventories, net	88,996	81,893
Deferred inventory costs	5,987	6,715
Prepaid expenses and other current assets	10,532	9,118

Total current assets	383,231	461,595

Property, plant and equipment, net	76,753	51,740
Deferred inventory costs, non-current	1,020	2,512
Long-term investments	54,315	9,953
Cost-method investment	9,000	4,500
Long-term restricted cash	3,047	2,235
Deferred tax asset	822	11,882
Other non-current assets	3,516	7,108

Total assets	$531,704	$551,525

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$48,838	$35,658
Accrued expenses	22,421	19,790
Accrued compensation and related benefits	18,966	25,098
Accrued warranty	5,692	5,696
Deferred revenue	22,781	21,958
Deferred tax liability	767	11,882

Total current liabilities	119,465	120,082

Accrued warranty, non-current	7,173	5,726
Deferred revenue, non-current	3,410	4,633
Other long-term liabilities	13,853	10,335
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of December 31, 2011 and December 25, 2010
Issued and outstanding shares – 106,976 as of December 31, 2011 and 102,492 as of December 25, 2010	107	102
Additional paid-in capital	876,927	817,200
Accumulated other comprehensive loss	(2,195)	(1,261)
Accumulated deficit	(487,036)	(405,292)

Total stockholders’ equity	387,803	410,749

Total liabilities and stockholders’ equity	$531,704	$551,525

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 31, 2011	December 25, 2010
Cash Flows from Operating Activities:
Net loss	$(81,744)	$(27,932)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	17,859	15,619
Provision for other receivables	563	—
Non-cash restructuring and other costs (credit)	(129)	100
Amortization of premium on investments	4,215	3,761
Stock-based compensation expense	50,157	50,335
Unrealized loss on Put Rights	—	1,696
Unrealized holding gain for trading securities	—	(1,696)
Non-cash tax benefit	(95)	(316)
Other gain	(335)	(275)
Changes in assets and liabilities:
Accounts receivable	(4,686)	(6,448)
Other receivables	3,440	(307)
Inventories, net	(6,007)	(13,143)
Prepaid expenses and other assets	12,695	(2,640)
Deferred inventory costs	1,999	928
Accounts payable	9,342	1,161
Accrued liabilities and other expenses	(10,282)	9,196
Deferred revenue	(401)	216
Accrued warranty	1,444	282

Net cash provided by (used in) operating activities	(1,965)	30,537
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(273,334)	(253,130)
Purchase of cost-method investment	(4,500)	(4,500)
Proceeds from sale of available-for-sale investments	4,072	—
Proceeds from maturities and calls of investments, and exercise of Put Rights	287,781	232,333
Proceeds from disposal of assets	262	324
Purchase of property and equipment	(39,382)	(20,672)
Advance to secure manufacturing capacity	(1,500)	—
Reimbursement of manufacturing capacity advance	450	—
Change in restricted cash	983	(77)

Net cash used in investing activities	(25,168)	(45,722)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	10,023	19,348
Repurchase of common stock	(1,248)	(14)
Payments for purchase of assets under financing arrangement	(262)	(349)

Net cash provided by financing activities	8,513	18,985
Effect of exchange rate changes on cash	(571)	(10)
Net change in cash and cash equivalents	(19,191)	3,790
Cash and cash equivalents at beginning of period	113,649	109,859

Cash and cash equivalents at end of period	$94,458	$113,649

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$1,487	$739

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q1’10	Q2’10	Q3’10	Q4’10	Q1’11	Q2’11	Q3’11	Q4’11
Revenue ($ Mil)	$95.8	$111.4	$130.1	$117.1	$92.9	$96.0	$104.0	$112.0
Gross Margin %(1)	41%	44%	51%	51%	48%	41%	41%	42%
Invoiced Shipment Composition:
Domestic %	79%	81%	73%	70%	74%	72%	65%	70%
International %	21%	19%	27%	30%	26%	28%	35%	30%
Largest Customer %	22%	13%	19%	10%	14%	10%	<10%	14%
Cash Related Information:
Cash from Operations ($ Mil)	$2.3	$11.2	$10.0	$7.0	$(0.9)	$(0.1)	$4.1	$(5.1)
Capital Expenditures ($ Mil)	$4.7	$5.0	$5.9	$5.0	$10.6	$6.7	$5.9	$16.1
Depreciation & Amortization ($ Mil)	$4.0	$3.7	$3.9	$4.0	$4.2	$4.2	$4.9	$4.5
DSO’s	56	45	45	59	60	70	60	65
Inventory Metrics:
Raw Materials ($ Mil)	$7.5	$9.1	$11.0	$23.1	$20.1	$7.3	$7.0	$12.1
Work in Process ($ Mil)	$31.5	$29.2	$36.5	$14.8	$17.2	$27.7	$26.9	$37.0
Finished Goods ($ Mil)	$33.0	$45.9	$41.2	$44.0	$41.0	$34.4	$36.4	$39.9

Total Inventory ($ Mil)	$72.0	$84.2	$88.7	$81.9	$78.3	$69.4	$70.3	$89.0
Inventory Turns(1)	3.2	3.0	2.9	2.8	2.5	3.3	3.5	2.9
Worldwide Headcount	999	1,028	1,040	1,072	1,118	1,136	1,151	1,181

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation expense.